SUN CAPITAL ADVISERS TRUST

Supplement dated August 21, 2003 to the Prospectus dated May 1, 2003

In "The Investment Adviser and Subadvisers" under "About Neuberger Berman Management Inc." on page 42, the following language is added relating to the SC Neuberger Berman Mid Cap Growth Fund and SC Neuberger Berman Mid Cap Value Fund (the "Neuberger Berman Funds"):

Neuberger Berman Inc. announced that it has entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") whereby Lehman Brothers would acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, other customary approvals and regulatory consents are obtained, and certain other conditions are met, it is anticipated that the closing will take place in or before the fourth quarter of 2003.

The acquisition would constitute an "assignment" as defined in the Investment Company Act of 1940, which would automatically terminate the subadvisory contracts with Neuberger Berman Management Inc. relating to each of the Neuberger Berman Funds. Sun Capital Advisers Trust (the "Trust") and Sun Capital Advisers, Inc. ("Sun Capital"), the investment adviser to the funds in the Trust, have received an exemptive order from the Securities and Exchange Commission permitting Sun Capital, subject to the approval of the Trust's Board of Trustees, to select subadvisers to serve as portfolio managers of the funds in the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. On August 12, 2003, the Trust's Board of Trustees approved new subadvisory contracts among Sun Capital, Neuberger Berman Management Inc., and the Trust on behalf of each of the Neuberger Berman Funds. The new subadvisory contracts are substantially similar to the existing subadvisory contracts with Neuberger Berman Management Inc. relating to each of the Neuberger Berman Funds. The new subadvisory contracts will take effect as of the closing of Lehman Brothers' acquisition of Neuberger Berman Inc. In accordance with the terms of the exemptive order, further information about the new subadvisory contracts will be provided after the closing to variable contract owners who have allocated contract value to the Neuberger Berman Funds.

\\500IS01\VOL3\LGLSHARE\GC\LAWDEPT\MMurphy2003\SCA Trust\Supplement 8-03.doc